Exhibit 10.7
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                     Exhibit A: MASTER CONSULTING AGREEMENT


This Agreement for Consulting is entered into as of February _____, 2002 by and between Cybermax Inc. ("Cybermax"), a Florida corporation having its principal
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offices at 7800 Belfort  Parkway,  Suite 100,  Jacksonville,  Florida 32256, and
Wickes   Lumber   ("Wickes   Lumber"),   having   its   principal   offices   at
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_____________________________________.  Cybermax  and  Wickes  Lumber  are  each sometimes referred to herein as a "Party", and sometimes collectively referred to herein as the "Parties".

Whereas  Cybermax is an e-business  solution  provider  organization  engaged in
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designing and developing  enterprise  software systems empowering its clients to deploy business and commerce web-enabled applications. And whereby Wickes Lumber
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desires to engage  Cybermax to assist,  define,  develop and deploy a customized
Campaign  Management  Solution to meet the  requirements  of Wickes Lumber,  the
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Parties  agree to enter into this  Master  Consulting  Agreement  subject to the covenants set forth herein below.

1.   Engagement:   Wickes  Lumber  engages  Cybermax  to  perform  the  services
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     described in the Statement of Work . Cybermax  will provide those  services through the number of consultants and at the locations as mutually agreed between the parties.

2.   Compensation  / Payment:  Wickes  Lumber will pay Cybermax for the services
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     rendered by Cybermax  in  accordance  with the  Statement  of Work.  Wickes
     Lumber  will pay for  "approved"  reasonable  travel and  lodging  expenses
     incurred  by  Cybermax  to  perform  the  services   contemplated  in  this
     Agreement. Billing and invoicing will be on completion of the milestones as outlined in the Statement of Work with terms as "Net".

3.   Warranty Disclaimer. Cybermax is being engaged only to assist Wickes Lumber
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     with the  development of an internal  project as described in the Statement of Work. Cybermax makes no warranties with respect to such services. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES, PARTICULARLY NOT THE WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE, THAT ARE PART OF THIS AGREEMENT. CYBERMAX'S AGENTS HAVE NO AUTHORITY TO GIVE SUCH WARRANTIES ON BEHALF OF CYBERMAX. IN NO EVENT SHALL CYBERMAX BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES.

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4.   Independent  Contractor:  Cybermax  will  perform its  services  under this
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     Agreement as an independent contractor.  Wickes Lumber acknowledges that it will have no right to control the manner, means, or method by which Cybermax performs its services pursuant to this Agreement. Wickes Lumber will be entitled only to direct Cybermax with respect to the elements of the services to be performed by Cybermax and the results to be derived by Wickes Lumber, to inform Cybermax as to where and when such services shall be performed and to review and assess the performance of such services by Cybermax for the limited purposes of assuring that such services have been performed and confirming that such results are satisfactory.

5.   Term.  This  Agreement  shall commence upon the date and year first written
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     above and shall continue until terminated by either party upon sixty - (60)
     - days' prior written notice.

6.   Confidentiality:  Cybermax  acknowledges  that  during  the  course  of its
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     performance  pursuant to this  Agreement  information  may be  disclosed to
     Cybermax, which Wickes Lumber consider to be confidential. Wickes Lumber shall clearly label all such information as "confidential." Cybermax shall
     use  its  best  efforts  to  maintain  the  confidential   nature  of  such
     information. However, Wickes Lumber acknowledges that information which is not directly related to Wickes Lumber's business as such or which is related to the Software or how it is used may be used and disclosed by Cybermax for other purposes, including in connection with performing similar work for other clients. The following information will not be considered confidential: (I) Information which was in the public domain prior to its disclosure; (II) Information which becomes part of the public domain by any means other than through violation of this Agreement; (III)
     Information  which  was  independently   developed  by  Cybermax;  or  (IV)
     Information related to the business of Wickes Lumber which is contained in disclosures by Wickes Lumber and which is subsequently retained in the unaided memories of Cybermax's employees.

7.   Ownership:  Cybermax and Wickes Lumber agree that the subject matter of the
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     services to be provided by Cybermax  pursuant to this Agreement may consist of applications that contain code written for Wickes Lumber, in addition to Cybermax standard supplied libraries and interface code. Cybermax supplied standard libraries, Cybermax supplied tools, and all modifications thereto ("Cybermax Product"), shall be the exclusive property of Cybermax. Wickes Lumber shall have the right to use the Cybermax Products as part of the Software solution developed for Wickes Lumber pursuant to the Agreement between Wickes Lumber and Cybermax. All other code written specifically for Wickes Lumber, excluding the Cybermax Products shall be the exclusive property of Wickes Lumber.

8.   Source  Code:  In  connection  with the services to be provided by Cybermax
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     pursuant to this Agreement,  the source code for the Cybermax  Products may be disclosed to Wickes Lumber. The Source Code for the developed Wickes Lumber solution shall remain the sole property of Wickes Lumber.

9.   Indemnity: Wickes Lumber acknowledges that Cybermax has no knowledge of, or
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     control  over,  the use of the  Software by Wickes  Lumber.  Wickes  Lumber
     agrees to defend, indemnify and hold Cybermax harmless with respect to any suit, claim or proceeding brought against Cybermax alleging that use by, or under authority of, Wickes Lumber of the Software caused personal injury, property damage, or economic loss.

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10.  Notices:  Any notice required or permitted to be given under this Agreement
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     will be  sufficient  if in  writing  and  personally  delivered  or sent by first-class or overnight mail to the address set forth on the last page of this Agreement. Either party may, by notice in writing to the other party, change the address to which notices to that party are to be given.

11.  Binding  Effect:  This Agreement  shall be binding upon the parties,  their
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     respective heirs, personal representatives,  successors and assigns. Either party may not assign this Agreement without the prior written consent of the other party.

12.  Governing  Law:  The  laws  of  the  state  of  Florida  shall  govern  the
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     interpretation and enforcement of this Agreement.

13.  Captions:  The captions in this  Agreement are for the  convenience  of the
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     parties and shall not affect the interpretation of this Agreement.

14.  Attorney Fees: In the event that suit or action is instituted to enforce or
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     interpret  the  terms of this  Agreement,  the  prevailing  party  shall be entitled to recover its attorney fees, including those incurred on appeal and in bankruptcy court proceedings, as determined by the court.

15.  Waiver.  Any waiver by either party of the strict performance of any of the
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     terms of this Agreement  shall not be construed as a waiver of or prejudice to that party's right to subsequently require strict performance of the same or any other provision of this Agreement.

16.  Entire Agreement:  This Agreement  constitutes the entire agreement between
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     the  parties,  supersedes  all prior  agreements  between the parties  with respect to such subject matter and may be modified only by written agreement of the parties.

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